SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                  SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934
                     (Amendment No.  )
Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

  ______________THE TRAVELERS SERIES TRUST_________________________
          (Name of Registrant as Specified in its Charter)

 __________________Not Applicable__________________________________
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(I),
    or 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and 0-11.
  1) Title of each class of securities to which transaction
     applies:
___________________________________________________________________

2) Aggregate number of securities to which transaction applies:
   ______________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
  _________________________________________________________________

4) Purposed maximum aggregate value of transaction:
   ________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
  1) Amount previously paid: __$125.00________________________

  2) Form, Schedule or Registration Statement No.__________________

  3) Filing party: ________________________________________________

  4) Date filed:___________________________________________________

*Set forth the amount on which the filing fee is calculated and state how it was determined.

                          THE TRAVELERS SERIES TRUST
                        SOCIAL AWARENESS STOCK PORTFOLIO

                               ONE TOWER SQUARE
                        HARTFORD, CONNECTICUT  06183
                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                                                            March 6, 1995

To the Shareholders:
     Notice is hereby given that a Special Meeting of Shareholders of the Social Awareness Stock Portfolio of The Travelers Series Trust (the "Trust") will be held at its offices at One Tower Square, Hartford, Connecticut, on Friday, April 28, 1995 at 10:00 a.m. for the following purposes:

     1. To approve the new Investment Advisory Agreement between the Social Awareness Stock Portfolio of the Trust and Smith Barney Mutual Funds Management Inc.
     2. To act on any and all other business as may properly come before the meeting.

     The close of business on February 17, 1995 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at said meeting.

By order of the Board of Trustees.

ERNEST J. WRIGHT, SECRETARY



PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE POST-PAID ENVELOPE PROVIDED. YOUR PROMPT RESPONSE IS APPRECIATED.

                          THE TRAVELERS SERIES TRUST
                     SOCIAL AWARENESS STOCK PORTFOLIO

            PROXY STATEMENT FOR A SPECIAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON FRIDAY, APRIL 28, 1995

     THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST (THE "TRUST")
SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE SOCIAL AWARENESS STOCK PORTFOLIO ("PORTFOLIO") AND AT ANY ADJOURNMENT OF IT. The meeting will be held at 10:00 a.m. on Friday, April 28, 1995, at the offices of the Trust, One Tower Square, Hartford, Connecticut. This proxy material is expected to be mailed to Shareholders on or about March 1, 1995.

GENERAL
     The purpose of this Special Meeting of Shareholders is to approve the Investment Advisory Agreement between the Portfolio and Smith Barney Mutual Funds Management Inc. ("SBMFM").

VOTE BY PROXY
     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to the Trust's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the approval of the Investment Advisory Agreement between the Portfolio and Smith Barney Mutual Funds Management Inc.

COST OF SOLICITATION
     The cost of soliciting these proxies will be borne by the Trust. However, pursuant to a Management Agreement that became effective on May 1, 1993, The Travelers Insurance Company ("Travelers Insurance") will reimburse the Portfolio for the amount by which the Portfolio's aggregate annual expenses (including, among other things, the costs of printing, preparing and mailing special meeting notices and proxy solicitation materials) exceed 1.25% of the Portfolio's average net assets for any fiscal year during which the Management Agreement remains in effect. As part of the Management Agreement, Travelers Insurance provides certain administrative services for the Trust. Travelers Insurance is located at One Tower Square, Hartford, Connecticut 06183.

SHAREHOLDERS AND THE VOTE
     The Trust has one class of Shares representing the entire beneficial interest of the Trust and has created three series of its Shares: the U.S. Government Securities Portfolio, the Social Awareness Stock Portfolio and the Utilities Portfolio. Each Share ranks equally with every other outstanding Share. Shareholders are entitled to one vote for each full Share owned and fractional votes for fractional Shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions of that series, but Shares of all series vote together in the election of Trustees or the ratification of the selection of accountants.
     Only Shareholders of record of the Social Awareness Stock Portfolio at the close of business on February 17, 1995 (the record date) will be entitled to notice of and to vote at the meeting. On the record date, there were 384,933 shares of the Social Awareness Stock Portfolio outstanding and entitled to be voted at the meeting (of which, 100,000 shares, or 26%, were attributable to the general account of Travelers Insurance). The number of full and factional Shares, which you as a contract owner are entitled to provide instructions to cast is set forth on the enclosed proxy card.
     As of December 31, 1994, The Travelers Fund U for Variable Annuities ("Fund U"), a separate account which funds variable annuity contracts issued by Travelers Insurance was the sole owner of the Shares of the Social Awareness Stock Portfolio. On that same date, no single shareholder or group beneficially owned more than 5% of the outstanding shares of the Portfolio, other than Travelers Insurance
     This proxy material is being mailed to Fund U contractholders who are the beneficial owners of the Shares. The contractholders will instruct Fund U how they wish the Shares in which they have a beneficial interest to be voted. Fund U will each vote Shares held by them as instructed by their contractholders, and each intends to vote all Shares for which no instructions are received, including Shares attributable to Travelers Insurance general account, in the same proportion as they vote Shares for which instructions are received.

VOTE REQUIRED
     Approval of the Proposal requires the affirmative "vote of a majority of the outstanding voting securities" of the Social Awareness Stock Portfolio. Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less.

ANNUAL REPORT
     Social Awareness Stock Portfolio's Annual Report containing financial statements for the fiscal year ended December 31, 1994, was mailed to all contractholders of record as of December 31, 1994. Copies of the Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services
- - --5 SHS, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-0125.

     1. PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE SOCIAL AWARENESS STOCK PORTFOLIO OF THE TRUST AND SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC. CONTAINING SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE PORTFOLIO'S CURRENT INVESTMENT ADVISORY AGREEMENT.

        For the reasons and based on an extensive analysis of factors described below, the Trustees of the Trust have determined, subject to approval by Fund U contractholders, to enter into a new investment advisory agreement (the "New Agreement") between the Portfolio and SBMFM, a wholly owned subsidiary of Smith Barney Holdings Inc., which is in turn an indirect wholly owned subsidiary of The Travelers Inc. The Portfolio currently is advised by The Travelers Investment Management Company ("TIMCO"), also a wholly owned subsidiary of Smith Barney Holdings Inc., under an agreement (the "Current Agreement") that was originally approved by shareholders on April 23, 1993 for a period of two years. The New Agreement contains substantially the same terms and conditions, including the same advisory fee, found in the Current Agreement. The New Agreement will become effective May 1, 1995, subject to shareholders approval at the Special Meeting on April 28, 1995. If shareholders fail to approve the New Agreement, the Current Agreement will continue between the Portfolio and TIMCO.
       On January 27, 1995, the Trustees of the Trust met in person at a meeting called for the purpose of considering, among other things, the New Agreement with SBMFM. They also considered, at that time, the continuation of the Fund's Current Agreement with TIMCO and various other possible alternatives. The

Trustees reviewed materials furnished by SBMFM and information regarding TIMCO. The materials described, amont other things, SBMFM and its affiliates, senior personnel, portfolio managers, analysts, economists and others, its method of operation, investment philosophy, performance record and financial condition. The Trustees also considered the past performance of TIMCO in managing the Portfolio and of SBMFM in managing portfolios using socially responsible criteria. A representative of SBMFM met with the Trustees, discussed the materials and responded to questions.
        The Trustees of the Portfolio determined to terminate the Current Agreement with TIMCO and to enter into the New Agreement. In so doing, a variety of factors were evaluated. The Trustees reviewed the past performance records of TIMCO and SBMFM over relevant periods of time as well as the background and experience of the various officers and managers employed by those companies. While the Trustees were satisfied that both TIMCO and SBMFM could provide high quality advisory and management services to the Portfolio, the Trustees considered the significant breadth and depth of personnel and services available through SBMFM. They concluded that the extensive resources and investment expertise of the SBMFM professionals could positively benefit shareholders. The Trustees also considered the investment philosophy of TIMCO, which uses an indexed approach to selecting the securities to be purchased for the Portfolio, and determined that SBMFM's approach, wherein potential investment selections are first based on traditional investment considerations, including an opinion of the fundamental value of the security and other market factors, and then screened for compliance with specific social criteria, could potentially enhance the Portfolio's performance. The Trustees also considered that, through its affiliation with Smith Barney Inc., SBMFM benefits from the resources of a major national brokerage firm.
        After carefully evaluating the foregoing materials and factors, the Trustees of the Portfolio, including the Trustees who are not interested persons of the Trust, as such term is defined in the Investment Company Act of 1940, approved the New Agreement.
        The New Agreement will commence on May 1, 1995, and, if
approved by contractholders, will continue initially for a two year period and would continue automatically for successive annual periods thereafter; provided such continuance is approved at least annually by: (a) a majority of the Board who are not interested persons of the Trust (as the term is used in the Investment Company Act of 1940, as amended (the "1940 Act")) and (b) a majority of the full Board of Trustees or a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act.
        Under the terms of the New Agreement, SBMFM is responsible for furnishing or causing to be furnished to the Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolio. SBMFM will (a) manage the investment portfolio in accordance with the Portfolio's investment objective and policies (as stated in the Prospectus and Statement of Additional Information); (b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions for the Portfolio; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio. In providing these services, SBMFM will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets.
        SBMFM will regularly furnish to the Board of Trustees recommendations with respect to an investment program for approval, modification or rejection by the Board of Trustees, and will take such steps as are necessary to implement such investment program.

     For the services provided under the New Agreement, the Portfolio pays SBMFM on the first business day of each month a fee for the previous month which is an amount equivalent on an annual basis to the following:

                                                   AGGREGATE NET ASSET
ANNUAL MANAGEMENT FEE                            VALUE OF THE PORTFOLIO
      0.65%                  of the first          $ 50,000,000, plus
      0.55%                  of the next           $ 50,000,000, plus
      0.45%                  of the next           $100,000,000, plus
      0.40%                  of amounts over       $200,000,000


     As required by the Investment Company Act of 1940, as amended, the New Agreement will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Trustees, or (ii) by a vote of a majority of the outstanding voting securities of the Portfolio. In addition, and in either event, the terms of the Advisory Agreement must be approved annually by a vote of a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons of any party, cast in person, at a meeting called for the purpose of voting on such approval and at which the Board of Trustees is furnished such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. The Advisory Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of the Portfolio; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio; and may not be terminated by SBMFM without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of the Portfolio.
      A copy of the New Agreement between SBMFM and the Portfolio is attached hereto as Exhibit A. A vote of a majority of the outstanding voting securities of the Portfolio will be required to approve the New Agreement. The Board of Trustees recommends a vote to approve.
      For the fiscal year ended December 31, 1994, the Portfolio paid $121 or less than 1% of its total brokerage fees to Smith Barney Inc., an affiliate of TIMCO.

THE INVESTMENT ADVISER
      Smith Barney Mutual Funds Management Inc."SBMFM" is located at 388 Greenwich Street, New York, New York, and has been in the investment counseling business since 1934. SBMFM renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management of approximately $50 billion.
     SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc., which is in turn an indirect wholly owned subsidiary of The Travelers Inc. The principal executive offices of Smith Barney Holdings Inc. are located at 388 Greenwich Street, New York, New York 10013; the principal executive offices of The Travelers Inc. are located at 65 East 55th Street, New York, New York 10022.

     The principal executive officer and directors of SBMFM are set forth in the following table, along with their address and principal occupations, as well as their respective position with other registered investment companies for which SBMFM currently acts as investment adviser.

NAME AND ADDRESS OF
PRINCIPAL EXECUTIVE           SMITH BARNEY MUTUAL     PRINCIPAL
OFFICER AND DIRECTORS         FUNDS MANAGEMENT INC.   OCCUPATION
Lewis E. Daidone              Director                Managing Director,
388 Greenwich Street                                  Smith Barney
New York, New York 10013

A. George Saks                Director                Executive Vice President,
388 Greenwich Street                                  Secretary and
New York, New York 10013                              General Counsel,
                                                      Smith Barney

Bruce D. Sargent              Director                Managing Director,
1345 Avenue of the Americas                           Smith Barney
New York, New York 10013

Stephen J. Treadway           Director, Chairman and  Executive Vice President,
388 Greenwich Street          Chief Executive Officer Smith Barney
New York, New York 10013


     Heath B. McLendon, the President of SBMFM, has been elected Chairman of the Board of Trustees for the Trust, as of January 27, 1995. Mr. McLendon also owns shares and options to purchase shares of The Travelers, Inc., the ultimate parent of SBMFM.

PORTFOLIO TRANSACTIONS
     SBMFM is responsible for placing portfolio transactions. In selecting brokers or dealers to execute portfolio transactions on behalf of the Portfolio, the investment adviser seeks the best overall terms available. In assessing the best overall terms available for any transactions, the investment adviser will consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment adviser is authorized, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities and Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the investment adviser or its affiliates exercise investment discretion. The fees under the Portfolio's investment advisory agreement are not reduced by reason of the Portfolio's or investment adviser's receving brokerage and researchservices. Research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issues and industries. These services are used by the investment adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing these services may be selected for the execution of transactions for these other accounts, whose aggregate assets may exceed those of the Portfolio, and the services furnished by the brokers may be used by the investment adviser in providing investment management for the Portfolio. The Board of Trustees periodically will review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio.

    To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") under the 1940 Act, subject to the approval of the Board, transactions for the Portfolio may be executed through Smith Barney and other affiliated broker-dealers if, in the judgment of the Portfolio' investment adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other of qualified broker-dealers.

2. OTHER BUSINESS
     The Board of Trustees knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy the discretion to vote according to their best judgment if any other business properly comes before the meeting.

                            ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS
     The Trust does not have annual or any other regularly scheduled meetings of Shareholders, and currently has no plans to hold another meeting of Shareholders of the Trust. All Shareholder proposals to be included in the Proxy Statement for the next meeting must be received by the Trust's Secretary at One Tower Square, Hartford, Connecticut 06183 within a reasonable time before the solicitation is made.
     It is suggested that Shareholders submit their proposals by Certified Mail
- - --Return Receipt Requested. The SEC has adopted certain requirements which apply to any proposals of Shareholders.

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

                                   MAY 1, 1995

                  SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
                              388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013


     Dear Sirs:
     The Travelers Series Trust (the "Trust") a business trust organized under the laws of the Commonwealth of Massachusetts, confirms its agreement with Smith Barney Mutual Funds Management Inc. (the "Adviser") as follows:
     1.  INVESTMENT DESCRIPTION; APPOINTMENT
     The Social Awareness Stock Portfolio of The Travelers Series Trust (the "Portfolio") desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement") filed with the Securities and Exchange Commission as part of the Trust's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and the Statement have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as its investment adviser. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.
     2.  SERVICES AS INVESTMENT ADVISER
     Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) manage the Portfolio in accordance with the Portfolio's investment objective and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions for the Portfolio; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio. In providing those services, the Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets.
     3.  COMPLIANCE WITH INTERNAL REVENUE CODE REQUIREMENTS
     Adviser represents and warrants that the Portfolio will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations
Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Adviser will be relieved of this obligation and shall be held harmless when direction from the Trust causes non-compliance with Section 817(h) and/or Regulation Section 1.817-5. Adviser agrees to provide quarterly reports to the life insurance company that issues the variable annuity, endowment or life insurance contracts (the "Life Company"), executed by a duly authorized officer of Adviser, within seven (7) days of the close of each calendar quarter certifying as to compliance with Section or Regulations. In addition to the quarterly reports, Life Company may request and Adviser agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Life Company. Adviser also represents and warrants that it shall manage the investment and reinvestment of the assets of the Portfolio in compliance with the annual gross income qualification requirements of Section 851(b)(2) and 851(b)(3) of the Code, and with the diversification requirements of Section 851(b)(4) of the Code.
     Adviser agrees to indemnify and hold harmless the Trust and the Life Company and each of their directors and officers and each person, if any, who controls the Trust or Life Company within the meaning of Section 15 of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Paragraph 3) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Indemnified Parties, or any of them, may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arise out of or result from any material breach of the representation and warranty contained in this Paragraph 3, resulting from gross negligence, willful misfeasance, bad faith, or reckless disregard of duties of Adviser, including a failure to comply with the diversification requirements described in this Paragraph 3. Adviser may rely on Treasury Regulation Section 1.817-5(a)(2) in the event of a material breach of the diversification requirements under Section 817(h) as described in this Paragraph 3.
     4.  BROKERAGE
     In selecting brokers or dealers to execute transactions on behalf of the Portfolio, the Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers of dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts over which the Adviser or its affiliates exercise investment discretion.
     5.  INFORMATION PROVIDED TO THE TRUST
     The Adviser will keep the Trust informed of developments materially affecting the Portfolio's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.
     6.  STANDARD OF CARE
     The Adviser shall exercise its best judgment in rendering the services listed in paragraph 2 above. Except as provided in paragraph 3 above, Adviser shall not be liable for any error of judgment or mistakes of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

     7.  COMPENSATION
     In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser on the first business day of each month a fee for the previous month which is an amount equivalent on an annual basis to the following:

                                               AGGREGATE NET ASSET VALUE
ANNUAL MANAGEMENT FEE                      MANAGEMENT FEE OF THE PORTFOLIO
       0.65%             of the first          $ 50,000,000, plus
       0.55%             of the next           $ 50,000,000, plus
       0.45%             of the next           $100,000,000, plus
       0.40%             of amounts over       $200,000,000.

     The fee for the period from the date the Portfolio commences its investment operations to the end of the month during which the Portfolio commences its investment operations shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or the Statement.
     8.  EXPENSES
     The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory, sub-investment advisory and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations.
     9.  SERVICES TO OTHER COMPANIES OR ACCOUNTS
     The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment adviser to other investment companies, and the Trust has no objection to the Adviser's so acting, provided that whenever the Portfolio and one or more other investment companies or other clients advised by the Adviser have available funds for investment, transactions in such securities will generally be allocated daily among the clients pro rata in relation to the size of the order, using the daily average price. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio; however, Adviser agrees that the Portfolio shall not be disadvantaged in relation to other clients of Adviser when the same or similar advice or decisions are made for more than one client. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     10.  TERM OF AGREEMENT
     This Agreement shall become effective as of the date the Portfolio commences its investment operations and continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This agreement is terminable, without penalty, on 60 days written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of assignment (as defined in the 1940 Act). This agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). This Agreement may not be terminated by Adviser without the prior approval of a new
Investment Advisory Agreement by a vote of a majority of the outstanding voting securities of the Portfolio
     11.  REPRESENTATION BY THE TRUST
     The Trust represents that a copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and with the City of Boston.
     12.  LIMITATION OF LIABILITY
     The Trust and the Adviser agree that the obligations of the Trust under this Agreement shall not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust individually, but are binding only upon the assets and property of the Trust as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees, and signed by an authorized officer of the Trust acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.
     13.  INFORMATION AND REPORTS TO CALIFORNIA COMMISSIONER
     Adviser agrees that it shall furnish to the California Commissioner of Insurance any information or reports concerning the Trust or the Portfolio as the Commissioner, in the performance of his or her duties, may reasonably request.
     14.  BOOKS AND RECORDS
     Adviser acknowledges that all books and records which it maintains for the Trust in performing its duties under this Agreement are the property of the Trust and subject to its control; provided, however, that during the term of this Agreement the Trust shall not exercise such control so as to interfere with the performance of the Adviser's duties hereunder.

     If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.
                                        Very truly yours,

                                        THE SOCIAL AWARENESS STOCK PORTFOLIO OF
                                        THE TRAVELERS SERIES TRUST



                                        By:  /s/
                                        Chairman, Board of Trustees


Accepted:

Smith Barney Mutual Funds Management Inc.,


By:  /s/
     Managing Director

                          THE TRAVELERS SERIES TRUST

                       SOCIAL AWARENESS STOCK PORTFOLIO
                                PROXY STATEMENT

















VG-174                                                          1995

                   THE TRAVELERS SERIES TRUST
                SOCIAL AWARENESS STOCK PORTFOLIO
     Proxy for a Special Meeting of Shareholders to be held on
                       April 28, 1995
The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon and Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Travelers Series Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. on Friday, April 28, 1995 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

                                  For       Against        Abstain
1. Approval of the Investment     [ ]         [ ]            [ ]
   Advisory Agreement between
   the Social Awareness Stock
   Portfolio and Smith Barney
   Mutual Funds Management Inc.

In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting. 302

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                                   PLEASE MARK, SIGN, DATE AND
                                   RETURN THIS PROXY CARD
                                   PROMPTLY USING THE ENCLOSED
                                   PRE-ADDRESSED, POSTAGE-PAID
                                   ENVELOPE.

                                   PLEASE SIGN EXACTLY AS NAME
                                   APPEARS BELOW.

                                   DATE:                 ,1995

                                  If signing in a representative
                                  capacity (as attorney, executor
                                  or administrator, trustee,
                                  guardian or custodian, corporate
                                  officer or general partner),
                                  please indicate such capacity
                                  following signature. Proxies for
                                  custodian accounts must be signed
                                  by the named custodian, not by
                                  the minor.


                                  Signature(s) if held jointly
                                  (Title(s), if required)  302